UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2009

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2009, Delta Oil & Gas, Inc. (the “Company”) filed Articles of Amendment to the Articles of Incorporation of the Company in order to effect a 1-for-5 reverse stock split of all issued and outstanding shares of common stock of the Company.  The Company’s shares of common stock will trade on the OTC Bulletin Board under the symbol "DLTA" at the start of trading on Tuesday, October 27, 2009.

As a result of the reverse stock split, every five (5) shares of the Company's issued and outstanding common stock will be combined into one (1) share of common stock.  The reverse stock split will not change the number of authorized shares of the Company's common stock.

No fractional shares will be issued in connection with the reverse stock split.  If, as a result of the reverse stock split, a stockholder would otherwise hold a fractional share, the number of shares to be received by such stockholder will be rounded up to the next whole number.

Following the reverse stock split, the Company expects to have approximately 13,557,107 shares of common stock outstanding.  The reverse stock split will affect all shares of the Company's common stock, including common stock underlying stock options and warrants that are outstanding immediately prior to the effective time of the reverse stock split.

Additional information about the reverse stock split is available in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 10, 2009.

The Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The press release announcing the reverse stock split is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01          Financial Statements and Exhibits.

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description

3.1	Articles of Amendment to the Articles of Incorporation of Delta Oil & Gas, Inc.
99.1	Press Release of Delta Oil & Gas, Inc., dated October 26, 2009, announcing reverse stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2009

Delta Oil & Gas, Inc.

By:	/s/ Christopher Paton-Gay
Name:	Christopher Paton-Gay
Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Articles of Amendment to the Articles of Incorporation of Delta Oil & Gas, Inc.
99.1	Press Release of Delta Oil & Gas, Inc., dated October 26, 2009, announcing reverse stock split.